                                                                   Exhibit 10.35

NEITHER THIS NOTE NOR ANY SECURITIES WHICH MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT Network UserFinancial Printing GroupNEITHER THIS NOTE NOR ANY SECURITIES WHICH MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR OTHERWISE QUALIFIED UNDER ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY SUCH SECURITIES MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND REGISTRATION OR OTHER QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR OTHER QUALIFICATION IS NOT REQUIRED.


                                 DOVEBID, INC.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$4,329,800.81                                                     March 24, 2000

     DoveBid, Inc., a Delaware corporation (the "Company"), with offices at 1241 East Hillsdale Blvd., Foster City, CA 94404, for value received, promises to pay to the order of David Levy ("Payee") at such address as Payee may designate, Four Million Three Hundred Twenty-Nine Thousand Eight Hundred Dollars and Eighty-One Cents ($4,329,800.81) plus simple interest thereon calculated from the date hereof until paid at an annual rate equal to the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the date hereof, compounded annually; provided that if this Note shall not have converted into Conversion Stock (as defined below) by July 1, 2000, then on and after such date the interest payable per annum with respect to principal outstanding under this Note shall be equal to the prime lending rate in effect on July 2, 2000 as announced by Chase Manhattan Bank, and thereafter accrued interest shall be payable at the end of each three month period thereafter. Except as otherwise provided in the preceding sentence, principal and accrued interest will be due and payable in lawful money of the United States in full on earlier of (i) the three year anniversary of the date of this Note, or (ii) upon an Event of Default (the "Maturity Date"), unless this Note shall have been previously paid by the Company or converted pursuant to Section 2 below, in which case all outstanding principal under this Note and all accrued interest thereon shall be satisfied in full by virtue of conversion as set forth in Section 2 below. Payments by the Company shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder.

          The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

     1.  Definitions.  As used in this Note, the following terms, unless the
         -----------
context otherwise requires, have the following meanings:

          1.1 "Company" includes any corporation or other entity which succeeds to or assume the obligations of the Company under this Note.

          1.2 "Conversion Stock" shall mean shares of Common Stock of the Company issued upon conversion of this Note.

          1.3 "Event of Default" shall mean (a) the Company's failure to pay of amounts due under this Note after receipt of written notice of such failure and period of thirty days to make such payment; or (b) the filing by or against the Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors (which is not dismissed within 60 days); or (c) the execution by the Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Company's material assets or property.

          1.4 "Noteholder," "holder," or similar terms, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

          1.5 "Initial Public Offering" shall mean the closing of a sale of the Company's Common Stock pursuant to a registration statement on Form S-1, Form SB-1 or SB-2 (or any similar or successor form) under the Securities Act of 1933, as amended (the "Securities Act"), for an underwritten initial public offering.

          1.6 "Subordination Agreement" shall mean the Subordination Agreement attached hereto as Annex A and incorporated by reference herein.
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     2.  Conversion.
         ----------

          2.1  Mandatory Conversion.  This Note and all of the outstanding
               --------------------
principal and accrued and unpaid interest on and under this Note shall automatically convert before the Maturity Date into Conversion Stock as follows:
(i) if the Initial Public Offering shall have occurred prior to or on July 1, 2000, then this Note and all of the outstanding principal and accrued and unpaid interest on and under this Note will automatically convert into 412,361 shares of Conversion Stock on July 1, 2000; and (ii) if the Initial Public Offering shall not have occurred on or prior to July 1, 2000, then this Note and all of the outstanding principal and accrued and unpaid interest on and under this Note will automatically will convert into 412,361 shares of Conversion Stock on the first day following the end of the calendar month in which the Initial Public Offering occurs; provided that in the event that this Note converts after July 1, 2000 pursuant to subsection 2.1(ii) above then in connection with such conversion the Company shall also pay the Noteholder all interest accrued under the Note through the date of such conversion. In the event that Note converts pursuant to this Section 2.1 above then all outstanding principal under this Note and all accrued interest thereon shall be satisfied in full by virtue of such conversion (and the payment of accrued interest in the case of conversion under Section 2.1(ii) as the case may be) and the issuance and delivery of the shares of Conversion Stock to the holder.

          For informational purposes, the Company shall provide the Noteholder with written notice (at the most recent address for the Noteholder provided to the Company by the Noteholder in writing) reasonably promptly following the closing of its Initial Public Offering. Conversion as described in this Section
2.1 shall occur only if the Company shall have conducted its Initial Public Offering, provided that as a condition precedent or condition subsequent to conversion (the election between which type of condition shall be the Company's sole election in the Company's sole discretion), the Noteholder must surrender this Note for conversion at the principal office of the Company. Incident to any conversion, the Conversion Stock will have those rights and privileges, and be subject to those restrictions, of the shares of Common Stock as set forth in the Company's Certificate of Incorporation and Bylaws and this Note (including the restrictions on transfer of Conversion Stock set forth in Section 5 of this
Note), and the Noteholder will receive the rights and be subject to the obligations applicable to the purchasers of Common Stock. This Note shall not be convertible and shall not be converted into Conversion Stock if there is not an Initial Public Offering on or before the Maturity Date.

          2.2  No Fractional Shares.  No fractional shares will be issued on
               --------------------
conversion of this Note. If on any conversion of this Note a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of a per share price of $10.50 per share (as proportionally adjusted for stock splits, stock combinations, recapitalizations and like events).

          2.3  Reservation of Stock.  Prior to any conversion of this Note
               --------------------
pursuant to Section 2.1 above, the Company will take such corporate action and obtain such government consents and approvals as may, in the reasonable opinion of its counsel, be necessary to authorize the issuance of a sufficient number of shares of Conversion Stock into which this Note is to convert pursuant to
Section 2.1 above.

          2.4  Fully Paid Shares; Certificates.  All shares of Conversion Stock
               -------------------------------
issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable. The holder, by accepting this Note, undertakes and agrees to accept such shares of Conversion Stock in full satisfaction of the outstanding principal and accrued interest thereon in accordance with the terms of this Note. Anything to the contrary in this Note notwithstanding, the Company's obligation to issue shares of Conversion Stock to any holder of this Note is expressly conditioned upon compliance of such issuance with applicable federal and state securities laws without registration or other qualification thereunder.

          2.5  No Other Conversion.  The conversion described in this Section 2
               -------------------
shall constitute the sole methods by which this Note will convert.

          2.6.  Subordination.  This Note and the indebtedness evidence by this
                -------------
Note are subordinated to the prior payment in full of all or substantially all other indebtedness of the Company pursuant to the terms of a Subordination Agreement in the form attached hereto as Annex A and incorporated herein by
                                         -------
reference.

     3.  No Rights or Liabilities as Shareholder.  This Note does not by itself
         ---------------------------------------
entitle the Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder shall cause such holder to be a shareholder of the Company for any purpose by virtue hereof. Subject to the terms and conditions of this Note, Noteholder will have all of the rights of a shareholder of the Company with respect to the Conversion Stock from and after the Conversion Date until such time as Noteholder disposes of the Conversion Stock.

     4.  Spousal Consent. Payee agrees that upon conversion of this Note the
         ---------------
stock certificate(s) evidencing the Conversion Stock, shall be delivered, together with two (2) copies of a Consent of Spouse in the form of Annex B
                                                                   -------
attached hereto (the "Spouse Consent") executed by Payee's spouse, if any.

     5.  Restrictions on Transfers.
         -------------------------

          5.1  No Transfers Unless Registered or Exempt.  Noteholder understands
               ----------------------------------------
that Noteholder may not transfer any shares of Conversion Stock unless such shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Noteholder understands that only the Company may file a registration statement with the Securities and Exchange Commission (the "SEC") and that the Company is under no obligation to do so with respect to the Conversion Stock. Noteholder has also been advised that exemptions from registration and qualification may not be available or may not permit Noteholder to transfer all or any of the Conversion Stock in the amounts or at the times proposed by Noteholder.

          5.2  Rule 144.  In addition, Noteholder has been advised that SEC Rule
               --------
144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Conversion Stock and, in any event, requires that the Conversion Stock be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144), before they
                    ------------
may be resold under Rule 144. Noteholder understands that Rule 144 may indefinitely restrict transfer of the Conversion Stock so long as Noteholder remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

          5.3  Disposition of Conversion Stock.  Noteholder hereby agrees that
               -------------------------------
Noteholder will make no disposition of the Conversion Stock (other than as permitted by this Agreement) unless and until: (a) Noteholder has notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition; (b) Noteholder has complied with all requirements of this Note applicable to the disposition of the Conversion Stock (including the restrictions on transfer); and (c) Noteholder has provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Conversion Stock under the Securities Act or applicable state securities laws, or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) and applicable state securities laws has been taken.

          5.4  Restriction on Transfer and Sale.  Noteholder shall not transfer,
               --------------------------------
assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Conversion Stock, except as permitted by this Agreement. Upon and following any conversion of this Note, no holder of any Conversion Stock shall effect any sale or distribution of any of the Conversion Stock (which shall include any and all voting securities received by such holder as or in connection with a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the Conversion Stock) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning on the closing of the Initial Public Offering and ending 180 days after such closing.

          5.5  Legends.  Noteholder understands and agrees that the Company will
               -------
place appropriate legends on any stock certificate(s) evidencing the Conversion Stock that may be required by state or federal securities laws, the Company's of Incorporation or Bylaws, this Note any other agreement. Noteholder agrees that, to ensure compliance with the restrictions imposed by this Note, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (i) to transfer on its books any Conversion Stock that have been sold or otherwise transferred in violation of any of the provisions of this Note, or
(ii) to treat as owner of such Conversion Stock, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Conversion Stock have been so transferred.


  5.6  Disclosure.  The Company agrees, for a period of two years following the
       ----------
date of this Agreement, to use reasonable commercial efforts to:

               (a) make and keep material public information available within the meaning of Rule 144(c) of the Securities Act at all times after ninety (90) days after the closing of the Initial Public Offering; and

               (b) file with the SEC in a timely manner all reports and other material documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     6.  Prepayment.  This Note may be prepaid, in its entirety (including the
         ----------
principal sum and interest accrued to the date of payment) without penalty or premium; provided that prepayment cannot take place after the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1, Form SB-1 or Form SB-2 (or any similar or successor form) for an Initial Public Offering and for so long as any such registration statement remains pending.

     7.  Usury Savings Clause.  The Company and the Noteholder intend to comply
         --------------------
at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company's and the Noteholder's express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 7 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Noteholder to the Company), and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

     8.  General Provisions.
         ------------------

          8.1  Notices.  All notices and other communications required or
               -------
permitted hereunder shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by delivering the same in person to such party or to an officer or agent of such party, as follows:


               (i) If mailed or delivered to the Company, to each of the following, using two separate mailings or deliveries:

                         DoveBid, Inc.
                         1241 East Hillsdale Blvd.
                         Foster City, CA 94404
                         Attn: Cory Ravid, Chief Financial Officer

                         DoveBid, Inc.
                         1241 East Hillsdale Blvd.
                         Foster City, CA 94404
                         Attn: Anthony Capobianco, Vice President and General
                             Counsel

               (ii) If mailed or delivered to the Payee, addressed to him at the following address:

                         David Levy
                         c/o Norman Levy Associates, Inc.
                         21415 Civic Center Drive
                         Southfield, Michigan  48076

or to such other address as any party hereto shall specify in writing to the other parties hereto pursuant to this Section 8.1 from time to time. Such notice shall be effective only upon actual receipt.

          8.2  Severability; Headings.  In case any provision of this Note shall
               ----------------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, unless to do so would deprive the Noteholder or the Company of a substantial part of its bargain. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

          8.3  Noteholder Representations and Status.  By accepting this Note,
               -------------------------------------
the Payee and any other Noteholder each acknowledges, represents and warrants that (i) this Note and Conversion Stock issued hereunder are being acquired for investment, solely for its own account and not as a nominee for any other person or entity, and that it will not offer, sell or otherwise dispose of this Note or any Conversion Stock except as expressly permitted by this Note and under circumstances which will not result in a violation of the Securities Act or applicable state securities laws, and (ii) it is an "accredited investor" with the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

          8.4  Assignment.  Neither this Note nor any right or obligation
               ----------
hereunder may be assigned or delegated by Payee without the prior written consent of Company. Neither this Note nor any right or obligation hereunder may be assigned or delegated by Company without the prior written consent of Payee, except pursuant to a merger in which Company is a party, or pursuant to a sale or other transfer of substantially all of the assets of Company. Any purported assignment in violation of this paragraph shall be void.

          8.5  Amendment; Waiver.  Any provision of this Note may be amended or
               -----------------
modified only by a writing signed by both Company and Payee. Compliance with any provision of this Note may be waived only by a writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          8.6  Governing Law.  This Note shall be construed and enforced in
               -------------
accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of laws.

              [The rest of this page is intentionally left blank.]

     IN WITNESS WHEREOF, each party has caused this Note to be executed as of the date first set forth above.

                              DOVEBID, INC.


                              By: /s/ Anthony Capobianco
                                  -------------------------------------
                              Name:  Anthony Capobianco
                              Title: Vice President and General Counsel


Acknowledged and Agreed to:


  /s/ David Levy
---------------------------
David Levy



          [Execution Page to Convertible Subordinated Promissory Note]